Reconciliation for Liabilities Measured at Fair Value on Recurring Basis using Significant Unobservable Inputs (Level Three) (Detail) - Common stock warrant liability - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Fair Value Liabilities Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Beginning Balance	$ 9,300	$ 2,350	$ 1,403
Income (Expense) Realized in Earnings	3,700	(6,950)	(947)
Ending Balance	$ 5,600	$ 9,300	$ 2,350